Supplement to Your Prospectus and Statement of Additional
Information

Notice: Change of principal underwriter for your variable life insurance policy

On January 2, 2013, Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company (collectively, “Hartford”) entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential reinsured the obligations of Hartford under the variable life policies and provides administration for the policies.

Effective on or about May 1, 2014, Pruco Securities, LLC will replace Hartford Equity Sales Company, Inc. (“HESCO”) as principal underwriter for your variable life insurance policy. Any references to HESCO in your prospectus are deleted and replaced with Pruco Securities, LLC (Member SIPC) effective May 1, 2014.

Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential is ultimately controlled by Prudential Financial, Inc. Pruco Securities, LLC, an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of all policies offered through the separate account for your policy.  Pruco Securities, LLC, organized on September 22, 2003 under New Jersey law, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Pruco Securities, LLC, is a successor company to Pruco Securities Corporation, established on February 22, 1971. The principal business address for both Prudential and Pruco Securities, LLC, is 751 Broad Street, Newark, New Jersey 07102.

 Policy payment and service requests:

You may make payments and request service transactions as described below.

The Payment Office is the office at which we process premium payments, loan payments, and payments to bring your Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office. For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office.

The Service Office is the office at which we process several types of service requests, including allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Your correspondence will be picked up at the address provided on your service request form and then delivered to our Service Office. For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office.

Where this Prospectus refers to the day when we “receive” a payment or request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at the appropriate Payment Office or Service Office as instructed. There are two main exceptions: if the item is received at the appropriate office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Good Order means that we receive an instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

You may also arrange to pay your premium payments by wire. To wire payments call 1-800-231-5453 or email LifeService@prudential.com.

This supplement should be retained with the Prospectus for future reference.

HTFDSUP101